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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 15, 2002
Date of Report (Date of Earliest Event Reported)

FTD, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-21277 (Commission File Number)	13-3711271 (I.R.S. Employer Identification Number)

3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)

(630) 719-7800
(Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

(a)
Previous independent accountants
(i)
On November 15, 2002, FTD, Inc. dismissed KPMG LLP as its independent public accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

(ii)
The reports of KPMG LLP on the financial statements for the past two fiscal years ended June 30, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except the June 30, 2001 audit report was modified to reflect the restatement of the financial statements.

(iii)
In connection with its audits for the two most recent fiscal years ended June 30, 2002 and 2001 and through November 15, 2002, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv)
During the two most recent fiscal years and through November 15, 2002, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

(v)
The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated November 21, 2002, is filed as Exhibit 16.1 to this Form 8-K.
(b)
New independent accountants

  The Registrant's Audit Committee engaged Ernst & Young LLP as its principal independent public accountants as of November 15, 2002. During the two most recent fiscal years and through November 15, 2002, the Registrant has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (i)
  Financial Statements

    Not applicable.

  (ii)
  Pro Forma Financial Information

    Not applicable.

  (iii)
  Exhibits
16.1	Letter dated November 21, 2002 from KPMG LLP to the Commission regarding the Registrant's change in independent public accountants.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.
/s/ CARRIE A. WOLFE Carrie A. Wolfe Chief Financial Officer and Treasurer
Date: November 21, 2002

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter dated November 21, 2002 from KPMG LLP to the Commission regarding the Registrant's change in independent public accountants.

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  Item 4. Changes in Registrant's Certifying Accountant
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX